UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2013

MELA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South Buckhout Street, Suite 1 Irvington, New York	10533
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 591-3783

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On July 3, 2013, MELA Sciences, Inc. (the “Company”) announced that it will be hosting a conference call to provide a business update to investors at 4:30 p.m. (ET) on July 11, 2013. In order to participate in the teleconference, please dial:

Domestic toll-free: (877) 303-9205

International: (760) 536-5226

Participant Code: 15028047

To listen via live webcast, please go to the investor relations section of the Company’s website at http://www.melasciences.com approximately 10 minutes prior to the teleconference start time. The conference call webcast will be archived and available for replay for approximately 90 days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELA Sciences, Inc.

Date: July 9, 2013	By:	/s/ Richard I. Steinhart
Richard I. Steinhart
Sr. VP & Chief Financial Officer